UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
April 22, 2026
First BanCorp.
(Exact Name of Registrant as Specified in
its Charter)
Puerto Rico
001-14793
66-0561882
(State or Other Jurisdiction
of Incorporation)
(Commission
File Number)
(I.R.S. Employer
Identification No.)
1519 Ponce de Leon Ave.
P.O. Box 9146
San Juan
,
Puerto Rico
00908-0146
(Address of Principal Executive Offices) (Zip Code)
(
787
)
729-8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed
since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the registrant under any of the following provisions:
☐
Written communications pursuant
to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange on which
registered
Common Stock ($0.10 par value)
FBP
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition
period for
complying with
any new
or revised
financial accounting
standards provided
pursuant to
Section 13(a)
of
the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition.
On
April
22,
2026,
First
BanCorp.
(the
“Corporation”),
the
bank
holding
company
for
FirstBank
Puerto
Rico
(“FirstBank” or the
“Bank”),
issued a press
release announcing its unaudited
results of operations
for the quarter ended
March 31, 2026. A copy of the
press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.
A copy
of the
presentation that
the Corporation
will use
at its
conference call
to discuss
its financial
results for
the
quarter ended March
31, 2026 is
attached hereto as Exhibit
99.2 and is
incorporated herein by
reference. As announced
in a
press release
dated March
16, 2026,
the call
may be
accessed via
a live
Internet webcast
at 10:00
a.m. Eastern
time on
Wednesday,
April 22,
2026, through
the Corporation’s
investor relations
website: www.
fbpinvestor.com
or
through the dial-in telephone number 800-715-9871 or 646
-307-1963. The participant access code is 5351564.
Item 9.01
Financial Statements and Exhibits
(d)
Exhibits
Exhibit
Description of Exhibit
99.1
Press Release dated April 22, 2026 - First BanCorp Announces Earnings for the quarter ended
March 31, 2026
99.2
First BanCorp
Conference
Call Presentation
– Financial
Results for
the quarter
ended March
31,
2026
104
Cover Page Interactive Data File (embedded within the Inline XBRL document).
Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed”
for purposes of Section 18
of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and
99.2 be deemed
incorporated by reference in any filings under the Securities Act of 1933, as amended.

Exhibit Index
Exhibit
Description of Exhibit
99.1
Press Release dated April 22, 2026 - First BanCorp Announces Earnings for the quarter ended March 31,
2026
99.2
First BanCorp Conference Call Presentation – Financial Results for the
quarter ended March 31, 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).
Exhibits 99.1
and 99.2
referenced therein,
shall not be
deemed “filed”
for purposes
of Section 18
of the
Securities Exchange
Act of 1934,
as amended, nor
shall Exhibits 99.1
and 99.2 be
deemed incorporated
by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the
requirements of the
Securities Exchange Act
of 1934, the
registrant has duly
caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 22, 2026
First BanCorp.
By:
/s/ Orlando Berges
Name:
Orlando Berges
Title:
EVP and Chief Financial Officer